                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): MAY 18, 1999
                                                        ------------

                     FIRST BANK CORPORATE CARD MASTER TRUST
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     UNITED STATES                000-22781                  41-1881896
     -------------                ----------                 ----------
(State or other jurisdiction      (Commission              (I.R.S. Employer
    of Incorporation)             File Number)           Identification No.)

               4325 17TH AVENUE S.W. FARGO, NORTH DAKOTA    58103
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code: 701-461-3468
                                                            -------------

                                (NOT APPLICABLE)
                                ----------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

        Pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1997 (the "Agreement"), among U.S. Bank National Association ND, as Transferor, U.S. Bank Card Services, Inc., as Servicer, and Citibank, N.A., as Trustee on behalf of the Certificateholders of the First Bank Corporate Card Master Trust, as supplemented by the Series 1997-1 Supplement thereto, dated as of February 27, 1997, the Servicer has prepared and delivered to the Trustee the monthly servicer's certificate with respect to the Interest Payment Date of May 17, 1999, which monthly servicer's certificate is attached hereto as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c.)  Exhibits (filed herewith)

              Exhibit 99      Monthly Servicer's Certificate dated May 17, 1999.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST BANK CORPORATE CARD MASTER TRUST
                                       By U.S. BANK NATIONAL ASSOCIATION ND,
                                          as Originator

                                       By  /s/ David P. Grandstrand
                                           ------------------------------
                                           David P. Grandstrand
                                           Senior Vice President & Treasurer

DATE:  May 18, 1999
       ---------------

               FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT

                        U.S. BANK NATIONAL ASSOCIATION ND

              ----------------------------------------------------
                     FIRST BANK CORPORATE CARD MASTER TRUST

              ----------------------------------------------------

     The information which is required to be prepared with respect to the Distribution Date of May 15, 1999 and with respect to the performance of the Trust during the related Collection Period(s).

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

                                                                                                              May 17, 1999

A.   Information Regarding the Current Distribution (Stated on the Basis of $1,000 Original
     Certificate Principal Balance)

     1.  Class A Monthly Principal                                                                        $              -
                                                                                                      ---------------------

     2.  Class B Monthly Principal                                                                        $              -
                                                                                                      ---------------------

     3.  Collateral Monthly Principal                                                                     $              -
                                                                                                      ---------------------

     4.  Class A Monthly Interest                                                                         $              -
                                                                                                      ---------------------

     5.  Class A Deficiency Amounts                                                                       $              -
                                                                                                      ---------------------

     6.  Class A Additional Interest                                                                      $              -
                                                                                                      ---------------------

     7.  Class B Monthly Interest                                                                         $              -
                                                                                                      ---------------------

     8.  Class B Deficiency Amounts                                                                       $              -
                                                                                                      ---------------------

     9.  Class B Additional Interest                                                                      $              -
                                                                                                      ---------------------

     10.  Collateral Monthly Interest                                                                     $           4.69
                                                                                                      ---------------------

     11.  Accrued and unpaid Collateral Monthly Interest                                                  $              -
                                                                                                      ---------------------

B.   Information Regarding the Performance of the Trust

1.   Principal Collections

     (a)  Principal Collections allocated to the Class A Certificates                                     $ 351,185,555.07
                                                                                                      ---------------------

     (b)  Principal Collections allocated to the Class B Certificates                                     $   5,604,024.81
                                                                                                      ---------------------

     (c)  Principal Collections allocated to the Collateral Investor Interest                             $  16,812,074.44
                                                                                                      ---------------------

2.   Trust Principal Component


     (a)  Trust Principal Component as of the end of the related Collection Period(s)                     $ 627,648,392.20
                                                                                                      ---------------------

     (b)  Series 1997-1 Invested Amount as of the end of the related Transfer Date(s)                     $ 420,000,000.00
                                                                                                      ---------------------

     (c)  Series 1997-1 Adjusted Invested Amount as of the end of the related Transfer Date(s)            $ 420,000,000.00
                                                                                                      ---------------------

     (d)  Class A Invested Amount as of the end of the related Transfer Date(s)                           $ 394,800,000.00
                                                                                                      ---------------------

     (e)  Class A Adjusted Invested Amount as of the end of the related Transfer Date(s)                  $ 394,800,000.00
                                                                                                      ---------------------

     (f)  Class B Invested Amount as of the end of the related Transfer Date(s)                           $   6,300,000.00
                                                                                                      ---------------------

     (g)  Collateral Invested Amount as of the end of the related Transfer Date(s)                        $  18,900,000.00
                                                                                                      ---------------------

     (h)  Floating Allocation Percentage with respect to the related Collection Period(s)                           66.98%
                                                                                                      ---------------------

     (i)  Class A Floating Percentage with respect to the related Collection Period(s)                              62.96%
                                                                                                      ---------------------

     (j)  Class B Floating Percentage with respect to the related Collection Period(s)                               1.00%
                                                                                                      ---------------------

     (k)  Collateral Floating Percentage with respect to the related Collection Period(s)                            3.01%
                                                                                                      ---------------------

     (l) Fixed Allocation Percentage with respect to the related Collection Period(s)                                  N/A
                                                                                                      ---------------------

     (m) Class A Fixed Percentage with respect to the related Collection Period(s)                                     N/A
                                                                                                      ---------------------

     (n) Class B Fixed Percentage with respect to the related Collection Period(s)                                     N/A
                                                                                                      ---------------------

     (o) Collateral Fixed Percentage with respect to the related Collection Period(s)                                  N/A
                                                                                                      ---------------------

3.   Delinquent Balances

     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Collection Period(s):

                                                                                                         Aggregate Account
                                                                                                              Balance
                                                                                                      ---------------------
                              (a) 30-59 days:                                                                $2,595,137.86
                              (b) 60-89 days:                                                                  $799,626.07
                              (c) 90-119 days:                                                                 $532,400.06
                              (d) 120-149 days:                                                                      $0.00
                              Total:                                                                         $3,927,163.99

                                                                                                         Percentage of
                                                                                                       Total Receivables
                                                                                                      ---------------------
                              (a) 30-59 days:                                                                        0.41%
                              (b) 60-89 days:                                                                        0.12%
                              (c) 90-119 days:                                                                       0.08%
                              (d) 120-149 days:                                                                      0.00%
                              Total:                                                                                 0.61%

4.   Investor Default Amount

     (a) Investor Default Amount for the related Collection Period(s)                                     $     271,185.95
                                                                                                      ---------------------

     (b) Class A Investor Default Amount for the related Collection Period(s)                             $     254,914.79
                                                                                                      ---------------------

     (c) Class B Investor Default Amount for the related Collection Period(s)                             $       4,067.79
                                                                                                      ---------------------

     (d) Collateral Investor Default Amount for the related Collection Period(s)                          $      12,203.37
                                                                                                      ---------------------

5.   Investor Charge-Offs

     (a) Aggregate Class A Investor Charge-Offs for the related Collection Period(s)                      $              -
                                                                                                      ---------------------

     (b) Class A Charge-Offs per $1,000 of original Certificate
         Principal Balance                                                                                $              -
                                                                                                      ---------------------

     (c) Aggregate Class B Investor Charge-Offs for the related Collection Period(s)                      $              -
                                                                                                      ---------------------

     (d) Class B Charge-Offs per $1,000 of original Certificate
         Principal Balance                                                                                $              -
                                                                                                      ---------------------

     (e) Aggregate Collateral Investor Charge-Offs for the related Collection Period(s)                   $              -
                                                                                                      ---------------------

     (f) Collateral Charge-Offs per $1,000 of original Certificate
         Principal Balance                                                                                $              -
                                                                                                      ---------------------

     (g) Aggregate Class A Investor Charge-Offs reimbursed on the related
         Transfer Date(s)                                                                                 $              -
                                                                                                      ---------------------

     (h) Class A Investor Charge-Offs reimbursed per $1,000 of original Certificate
         Principal Balance                                                                                $              -
                                                                                                      ---------------------

     (i) Aggregate Class B Investor Charge-Offs reimbursed on the related
         Transfer Date(s)                                                                                 $              -
                                                                                                      ---------------------

     (j) Class B Investor Charge-Offs reimbursed per $1,000 of original Certificate
         Principal Balance                                                                                $              -
                                                                                                      ---------------------

     (k) Aggregate Collateral Investor Charge-Offs reimbursed on the related
         Transfer Date(s)                                                                                 $              -
                                                                                                      ---------------------

     (l) Collateral Investor Charge-Offs reimbursed per $1,000 of original Certificate
         Principal Balance                                                                                $              -
                                                                                                      ---------------------

6.   Monthly Investor Servicing Fee

     (a) Class A Servicing Fee payable for the related Collection Period(s)                               $     329,000.00
                                                                                                      ---------------------

     (b) Class B Servicing Fee payable for the related Collection Period(s)                               $       5,250.00
                                                                                                      ---------------------

     (c) Collateral Servicing Fee payable for the related Collection Period(s)                            $      15,750.00
                                                                                                      ---------------------


7.   Reallocations

     (a) Reallocated Collateral Principal Collections with respect to
         the related Collection Period(s)                                                                 $              -
                                                                                                      ---------------------

     (b) Reallocated Class B Principal Collections with respect to
         the related Collection Period(s)                                                                 $              -
                                                                                                      ---------------------

     (c) Collateral Invested Amount as of this Distribution Date                                          $  18,900,000.00
                                                                                                      ---------------------

     (d) Class B Invested Amount as of this Distribution Date                                             $   6,300,000.00
                                                                                                      ---------------------

8.   Yield Collections and Net Interchange

     (a)  Aggregate Yield Collections (including Net Interchange) processed during the related Collection Period allocated
          in respect of the Class A Investor Certificate                                                  $  13,131,781.00
                                                                                                      ---------------------

     (b)  Aggregate Yield Collections (including Net Interchange) processed during the related Collection Period allocated
          in respect of the Class B Investor Certificate                                                  $     209,549.70
                                                                                                      ---------------------

     (c)  Aggregate Yield Collections (including Net Interchange) processed during the related Collection Period allocated
          in respect of the Collateral Investor Certificate                                               $     628,649.09
                                                                                                      ---------------------

9.   Principal Funding Amount

     (a) Principal amount in Principal Funding Account on the
         related Transfer Date                                                                            $              -
                                                                                                      ---------------------

     (b) Deficit Controlled Accumulation Amount with respect
         to the related Collection Period(s)                                                              $              -
                                                                                                      ---------------------

     (c) Principal Funding Investment Proceeds deposited in the
         Collection Account on the related Transfer Date(s)                                               $              -
                                                                                                      ---------------------

     (d) Reserve Draw Amount deposited in the Collection Account
         on the related Transfer Date(s) from the Reserve Account                                         $              -
                                                                                                      ---------------------

10.  Reserve Draw Amount on the related Transfer Date(s)                                                  $              -
                                                                                                      ---------------------

11.  Overconcentration Draw Amount on the related Transfer Date(s)                                        $              -
                                                                                                      ---------------------

12.  Available Funds

     (a) Class A Available Funds on deposit in the Collection Account on the related                      $  12,911,413.34
          Transfer Date(s)                                                                            ---------------------

     (a) Class B Available Funds on deposit in the Collection Account on the related                      $     206,033.19
          Transfer Date(s)                                                                            ---------------------


     (a) Collateral Available Funds on deposit in the Collection Account on the related                   $     618,099.57
          Transfer Date(s)                                                                            ---------------------

13.  Portfolio Yield and Base Rate

     (a) Portfolio Yield for the related Collection Period                                                          21.01%
                                                                                                      ---------------------

     (b) Base Rate for the related Collection Period                                                                 7.37%
                                                                                                      ---------------------

14.  Monthly Payment Rate                                                                                           88.95%
                                                                                                      ---------------------

15.  Principal Payment Rate                                                                                         88.95%
                                                                                                      ---------------------

16.  Gross Losses as a Percentage of Charge Volume & Fees                                                            0.70%
                                                                                                      ---------------------

17.  Minimum Transferor's Percentage                                                                                12.00%
                                                                                                      ---------------------

     U.S. Bank Card Services, Inc.
     Servicer


     By: /s/Charles W. Devens
     ---------------------------
     Name:  Charles W. Devens

     Title: Vice President


                                                                Class A Bonds                                      394,800
                                                                Class B Bonds                                        6,300
                                                                CIA Bonds                                           18,900

                            SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                              COLLECTION PERIOD ENDING APRIL 30, 1999
                                 U.S. BANK NATIONAL ASSOCIATION ND
                       FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1


                                                                                                          May 17, 1999

      1.  Investor Percentage of Principal Collections                                           $      373,601,654.33
                                                                                              -------------------------

      2.  Investor Percentage of Yield Collections (ex. Net Interchange)                         $        7,624,523.56
                                                                                              -------------------------

      3.  Investor Percentage of Net Interchange                                                 $        6,345,456.22
                                                                                              -------------------------

      4.  Servicer Interchange                                                                   $          350,000.00
                                                                                              -------------------------

      5. The aggregate amount of funds on deposit in Collection Account
         allocable to Series 1997-1 Certificates                                                 $       578,628,777.34
                                                                                              -------------------------

      6.  Funds in Principal Funding Account allocable to Series 1997-1 Certificates             $                   -
                                                                                              -------------------------

      7.  Aggregate amount paid in accordance with the Loan Agreement pursuant to
          Section 4.11                                                                           $           88,641.00
                                                                                              -------------------------

      8.  Required Collateral Invested Amount over the Collateral Invested Amount                $                   -
                                                                                              -------------------------

      9.  Collateral Invested Amount                                                             $       18,900,000.00
                                                                                              -------------------------

      10. The amount of Monthly Interest, Deficiency Amounts and Additional
           Interest payable to the

         (i) Class A Certificateholders                                                          $                   -
                                                                                              -------------------------

         (ii) Class B Certificateholders                                                         $                   -
                                                                                              -------------------------

         (iii) Collateral Interest Holder                                                        $           88,641.00
                                                                                              -------------------------

      11.  The amount of principal payable to the

         (i) Class A Certificateholders                                                          $                   -
                                                                                              -------------------------

         (ii) Class B Certificateholders                                                         $                   -
                                                                                              -------------------------

         (iii) Collateral Interest Holder                                                        $                   -
                                                                                              -------------------------

      12.  The sum of all amounts payable to the

         (i) Class A Certificateholders                                                          $                   -
                                                                                              -------------------------

         (ii) Class B Certificateholders                                                         $                   -
                                                                                              -------------------------

         (iii) Collateral Interest Holder                                                        $           88,641.00
                                                                                              -------------------------

      13. To the knowledge of the undersigned, no Early Amortization Event has occurred except as described below:


      None

      In witness whereof, the undersigned has duly executed this certificate this 17th day of May, 1999.

      U.S. Bank Card Services, Inc.
      Servicer


      By: /s/Charles W. Devens
      --------------------------------
      Name:  Charles W. Devens

      Title: Vice President